SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                              October 27, 1997

                     AIR & WATER TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)

                Delaware           033-017921        13-3418759
    (State of other jurisdiction  (Commission       (IRS Employer
            of incorporation)     File Number)    Identification No.)

      U.S. Highway 22 West and Station Road
      Branchburg, New Jersey                             08876
     (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code: (908) 685-4600
      ------------------------------------------------------------------
    Former name or former address, if changed since last report: No change


          ITEM 5.   OTHER EVENTS

               On October 27, 1997, Air & Water Technologies Corporation (the "Company") issued a press release announcing that Mr. William Kriegel would succeed Mr. Robert B. Sheh as Chairman of the Board of the Company and that Mr. Thierry Malet would succeed Mr. Sheh as President and Chief Executive Officer of the Company. A copy of the press release concerning the management change is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

                    (c)  Exhibit

                         99.1      Press release of the Company
                                   dated October 27, 1997.

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AIR & WATER TECHNOLOGIES CORPORATION

                              By:   /s/ Douglas A. Satzger, Esq.
                                  --------------------------------
                                    Name:  Douglas A. Satzger, Esq.
                                    Title: Senior Vice President


          Date:   October 27, 1997


                                 EXHIBIT INDEX

        EXHIBIT NO.           DESCRIPTION                      PAGE NO.

          99.1      Press release of the Company and
                    CGE dated October 27, 1997.